UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02684

T. Rowe Price Tax-Free Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

Tax-Free Income Fund	February 28, 2015

The views and opinions in this report were current as of February 28, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Longer-term tax-free municipal bond prices rallied in the 12 months ended February 28, 2015, amid strong investor demand and a flattening yield curve. The Federal Reserve ended its asset purchase program in October 2014 on the back of improvements in the labor market and other aspects of the economy, and investors have shifted their focus to the timing of the Fed’s first rate hike. Yields on shorter-term U.S. Treasury securities climbed as investors anticipated the Fed’s policy tightening—possibly beginning as early as mid-2015—while longer-term Treasury yields defied market expectations and moved lower. Tax-free and taxable money market rates remained close to 0.00%. Lower-quality, longer-maturity revenue bonds outperformed higher-quality, short-maturity issues and general obligation (GO) debt as investors continued to seek attractive yields in the ongoing low-rate environment. By focusing primarily on revenue bonds, most of the T. Rowe Price Tax-Free Funds performed in line with or better than their benchmarks in our fiscal year, and the funds’ longer-term relative performance records remained favorable.

ECONOMY AND INTEREST RATES

Data on the U.S. labor market and other aspects of the economy continued to improve during the reporting period, as the unemployment rate dropped to 5.5% as of February 2015 from 6.7% 12 months earlier. The federal government’s latest available estimate of gross domestic product growth for the fourth quarter of 2014 showed that the economy expanded at a respectable 2.2% annual rate. Although this represented a slowdown from the 5.0% third-quarter 2014 growth pace, it was still far stronger than the 2.1% contraction in the first quarter of last year, which most economists attributed to severe winter weather. Inflation trends, meanwhile, remained benign. Plummeting oil prices in the second half of 2014 led to falling inflation rates—the consumer price index (CPI) declined 0.1% in the 12 months through January 2015, marking the first negative 12-month CPI reading since October 2009. However, core CPI, which excludes food and energy, rose 1.6% in the 12 months through January.

The Federal Reserve ended its large-scale asset purchases in October 2014, and investors’ attention since then has been focused on when the central bank will make the initial increase in short-term lending rates. In her semiannual testimony before Congress in February, Fed Chair Janet Yellen said that the central bank will begin to evaluate an initial interest rate hike on a “meeting-by-meeting basis,” with policymakers basing their decision on the latest available economic data. While below-target inflation and global economic weakness could delay the Fed’s plans, central bank officials have repeatedly expressed their intent to begin tightening policy around midyear. However, we expect rate increases to occur at a measured pace and not necessarily at regular intervals. Absent a spike in Treasury yields, investor demand for tax-free income should continue to support municipal debt prices.

The difference between short- and long-term yields for both Treasuries and municipal debt decreased over the 12-month reporting period, flattening the yield curve for both asset classes amid benign inflation trends. In Treasuries, shorter-term yields climbed considerably, while yields on longer-term securities decreased even more significantly. For example, the yield on the 30-year Treasury “long bond” fell by 98 basis points in the reporting period. Municipal yields followed a similar pattern as yields climbed for shorter-term debt even as they decreased for long-maturity bonds. Money market yields remained anchored close to 0.00%. At the end of the reporting period, intermediate- and long-term municipal debt yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

When Less Is Really More

Despite very low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

As an illustration of their relative attractiveness, on February 28, 2015, the 2.90% yield offered by a 30-year tax-free GO bond rated AAA was about 112% of the 2.60% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.12% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

Demand outstripped supply in the municipal bond market for much of 2014 and provided a strong technical backdrop that helped support bond prices. Toward the end of the year, supply picked up as municipalities took advantage of declining interest rates that made refinancing more attractive. In 2014, total municipal bond issuance exceeded $330 billion, according to The Bond Buyer, which was approximately the same as full-year 2013 issuance. In the first two months of 2015, the volume of supply picked up significantly from comparable periods in previous years, with refundings rising significantly and new-money bonds seeing small increases. Inflows into the asset class were robust, with high yield and intermediate-term portfolios experiencing the most demand. The broad municipal bond market posted positive returns in every month in 2014 as well as in January 2015. However, that streak ended in February 2015, when elevated supply and a sell-off in Treasuries led to the first monthly loss for municipals since December 2013.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Municipal bond issuer fundamentals remain generally sound, as austerity-minded state and local government leaders have been conservative about adding to indebtedness since the financial crisis. According to data compiled by the Pew Charitable Trusts, total tax revenue collected by the 50 U.S. states has recovered from its steep decline following the financial crisis. However, while some states and localities have fared quite well, other states, such as Illinois, New Jersey, and Pennsylvania, are more challenged; Puerto Rico, a U.S. territory, is extremely challenged.

Many states and cities, for example, are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. In contrast with the past, where the market has typically overlooked this long-term risk, we believe pension risks will become increasingly priced into the market over time. Part of our thinking is based on new reporting rules from the Governmental Accounting Standards Board that will bring more transparency to states’ funding gaps in the coming year. State and local municipalities will be required to report net liabilities directly on their balance sheets on a mark-to-market basis beginning in fiscal year 2015, as opposed to smoothing the value of plan assets over multiple years and relegating the number to financial statement footnotes.

Detroit and Puerto Rico are two municipal borrowers that have generated materially negative headlines at times over the last two years, but this had only a muted impact on the broad muni market in the reporting period. Market participants seemed to recognize that situations such as these are unique and that municipal bond market fundamentals were strong overall. In the case of Detroit, the U.S. Bankruptcy Court accepted in November 2014 the city’s plan to emerge from bankruptcy. The plan calls for 74% and 34% recovery rates for Detroit’s unlimited tax and limited tax GO debt holders, respectively, while retiree pension benefits remain largely intact. Although Detroit GO debt only represents a small portion of the municipal bond market, we have longer-term concerns about the precedent of pension beneficiaries receiving more favorable treatment than bondholders in a bankruptcy. This reinforces our strong preference for single-project revenue bonds that are secured by specified revenue-generating assets or dedicated taxes and are more insulated from pension funding risks.

Meanwhile, Puerto Rico continued to struggle with its finances, and the territory’s economic outlook deteriorated. In June 2014, the territory enacted the Puerto Rico Corporations Debt Enforcement & Recovery Act (Recovery Act), which would have allowed Puerto Rico’s public corporations, including electric utility Puerto Rico Electric Power Authority (PREPA), to restructure their debt. However, at the end of the reporting period, a federal judge struck down the Recovery Act as unconstitutional and ruled that Puerto Rico’s public corporations may not use the Recovery Act to restructure their debt. As Puerto Rico’s governmental issuers are not eligible to restructure their debts under Chapter 9 of the federal bankruptcy code, any negotiated settlement with creditors promises to be a chaotic process. Moody’s has since downgraded the commonwealth’s GOs to Caa1 from B2, with a negative outlook for all of Puerto Rico’s governmental and public corporation debt. The commonwealth is now seeking an appeal of the ruling, with arguments to be heard in May. We are closely following developments on the island as growing uncertainty and increasing pressure on the commonwealth’s GO debt could send ripples across the broader municipal market. We continue to have little or no direct exposure to Puerto Rico across our tax-free funds. Events such as Detroit’s bankruptcy and the ongoing developments in Puerto Rico highlight the need for diligent credit research and careful bond selection.

In terms of sector performance, revenue bonds handily outperformed local and state GOs during the reporting period. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation bonds. Among revenue bonds, the hospital and industrial revenue segments were among the best-performing areas, as investors favored higher-yielding issues. Revenue debt in the special tax and leasing sectors also generated healthy returns but trailed the revenue-bond leaders. In general, lower-quality municipal bonds outperformed higher-quality debt as higher yields attracted investors in the ongoing low-rate environment. Longer-maturity bonds also outperformed as the yield curve flattened over the reporting period.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND
The fund returned 0.01% during the past six months and 0.01% for the fiscal year ended February 28, 2015, compared with 0.01% and 0.02%, respectively, for the Lipper Tax-Exempt Money Market Funds Index. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%.

Persistently low money market rates continue to suppress income for investors in the fund. However, for the first time in more than six years, the possibility of higher rates looms on the investment horizon. The Fed, which has maintained a zero rate monetary stance since the 2008 financial crisis, seems inclined to begin tightening policy sometime in 2015. Most market observers feel that the U.S. economy is now strong enough for the Fed to raise rates this summer despite the absence of inflation.

Municipal money markets have yet to price in this sentiment. Over the past six months, the slope of the municipal money market yield curve steepened as overnight and seven-day yields moved lower by two to three basis points to 0.02%, while the yield on one-year securities moved slightly higher. Persistently strong demand for high-quality, short-dated investments explains much of this move. As expectations for a Fed liftoff build, we would expect one-year yields to move higher; however, rates in the very short-maturity end of the yield curve are unlikely to shift higher until a rate increase is upon us.

The low interest rates over the last few years have contributed to a supply/demand imbalance as issuers chose to borrow for longer periods to lock in currently favorable financing costs, leading to less issuance to offset maturing debt. We’ve discussed this concern in prior letters, and at this time, we see no signs of abatement. Net new issuance of variable rate demand notes (VRDNs) has been negative since 2008. For example, in 2014, net new VRDN issuance was down nearly 9% after dropping 14% in 2013 and 13% in 2012. With the Fed poised to raise short-term rates, investors seem content to take a wait-and-see approach by buying VRDNs and commercial paper with less than three-month maturities, anchoring the front end of the yield curve.

Continuing our policy of investing only in the most highly rated debt, we have significant exposures to the health care (mostly hospitals), state and local GO, and education sectors. Our VRDN issues rely on higher-quality banks for credit enhancement, while many of our housing bonds are backed by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation.

Given this environment, we are less inclined to invest in longer maturities until their prices begin to reflect our current interest rate expectations. Therefore, the fund’s weighted average maturity is likely to shorten until we believe the yield curve correctly prices in near-term rate increases. We remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem to be of the utmost importance to our shareholders.

Finally, as we have discussed previously, the Securities and Exchange Commission rule changes affecting money market funds are expected to become effective in October 2016. T. Rowe Price is currently reviewing these rule changes and their ramifications for shareholders. For most shareholders, there will be no more than a minimal change to their investments. We intend to offer a full range of investing solutions and will write more about this important topic as the situation unfolds.

TAX-FREE SHORT-INTERMEDIATE FUND
The fund returned 1.16% during the 12-month reporting period compared with 1.61% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance for the Advisor Class, which has a different fee structure, is also shown in the Performance Comparison table.) The fund’s net asset value per share was $5.66 at the end of February, down from $5.68 six months earlier. Dividends per share contributed $0.08 to the fund’s total return during the 12-month period.

The fund’s modest underperformance relative to the benchmark was driven by security selection in the GO and revenue sectors. While security selection within the revenue sector was slightly negative, the fund’s overall overweight to the sector, particularly in health care, was a positive contributor over the reporting period. Interest rate management, specifically the fund’s small exposure to 10-year maturities—benefited our relative performance as the yield curve flattened.

Over the last six months, we began shifting our exposures to the yield curve into more of a “barbell” strategy that overweights short- and long-maturity securities and underweights intermediate-term debt. We chose to hold more short-term debt maturing within three years in order to offset the fund’s exposure to bonds in the 7- to 10-year part of the yield curve. We believe the difference in yield between 2- and 10-year bonds—which averaged 180 basis points over the last 12 months—is unsustainably large, indicating that there is still value in this segment of the yield curve. If the Fed begins to raise the overnight lending rate sometime this summer, we believe this yield spread could collapse. We also view this trade as a bit of insurance if unforeseen events cause the Treasury yield curve to flatten, with long-maturity rates falling as a result of overseas monetary policy or economic weakness. We experienced a bit of this over the last six months. Despite modest out-of-benchmark exposure to the longer-maturity end of the yield curve, more than 50% of the fund will mature in the next three years. We would welcome a higher interest rate environment to make new investments.

We have become very cautious about the narrow credit spreads for short-term bonds. Sectors that traditionally offer excess yield, such as health care, transportation, and industrial development, are trading at very expensive levels. As a result, while we still prefer revenue bonds in general, the size of our overweight to that segment has declined, and we are finding more value in a variety of higher-quality bonds. Specifically, we have added to a handful of GOs, including California, New York City, Minnesota, and Florida issues. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Short-term returns have suffered relative to other parts of the municipal market as the yield curve flattened, with short-term yields moving slightly higher while long-term yields declined. In an effort to keep a steady level of tax-free income for our shareholders, we will continue to invest in higher-income opportunities as they present themselves. Our goal continues to be to drive returns by investing in sectors that offer incremental yield, and we think we will have better opportunities moving forward.

TAX-FREE INCOME FUND
The fund returned 7.71% during the 12-month period ended February 28, 2015, compared with 7.12% for the Lipper peer group average, which measures the performance of competing funds. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.46 at the end of February, up from $10.38 six months earlier. Dividends per share contributed $0.40 to the fund’s total return during the 12-month period.

The fund’s duration was relatively unchanged at 4.6 years as we maintained a neutral posture relative to the Barclays Municipal Bond Index benchmark in the past six months. Our analysis shows that this duration positioning remained slightly shorter than many of our peers. The weighted average maturity was also fairly stable at 17.1 years. As for yield curve positioning, we kept a relative overweight in maturities of 20 years and longer to pick up the significant additional yield offered by those bonds. This aided returns as the yield curve flattened over the reporting period—five-year AAA rated tax-exempt rates increased by 16 basis points in the past 12 months, while 30-year AAA rates declined by 88 basis points. We kept cash levels at a minimum as short-term cash-equivalent rates remained paltry.

There was no change to the fund’s credit quality profile. We maintained an overweight to A and BBB rated holdings as we believe they offer greater value than their higher-quality counterparts. This overweight was beneficial for performance in the reporting period, as credit spreads narrowed.

The fund’s overall sector weightings were also little changed over the course of the 12-month period. Health care and transportation were the two largest sector allocations, together accounting for approximately 45% of the fund’s assets. As discussed in prior letters, our bias for revenue bonds over GOs continues to be one of our investment themes, reflecting our uneasiness related to escalating pension and health care liabilities. New holdings in these two sectors include Maryland State Health & Higher Education for Medstar Health and Texas Transportation Commission for Central Texas Turnpike System. The allocation to the prerefunded sector moved higher by about two percentage points as a result of existing positions being refunded. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Long-duration, longer-maturity, and lower-rated securities dominated the list of top performers for the fiscal year. This was a reflection of credit spreads narrowing and long-term interest rates declining as investors sought incremental yield. The fund’s hospital and life-care holdings—particularly lower-quality securities—performed exceptionally well. The same can be said for toll road holdings in the transportation sector. High-quality, shorter-maturity holdings were laggards, offering little yield and little upside. Two distressed holdings saw significant declines in valuation: one related to gaming, Mashantucket Pequot in Connecticut, and the second, Central Falls Detention Facility, in Rhode Island. However, our exposure to both issuers is minimal.

TAX-FREE HIGH YIELD FUND
The Tax-Free High Yield Fund posted a strong return of 10.75% for the 12-month period ended February 28, 2015, compared with 10.54% for our Lipper peer group. (The result for the Advisor Class, which has a different fee structure, is also shown in the Performance Comparison table.) The fund’s net asset value per share was $12.04 at the end of February, up from $11.81 six months earlier, and dividends per share contributed $0.49 to the fund’s total return during the 12-month period.

We increased our exposure to toll road revenue bonds over the 12-month period and were rewarded with strong performance from the sector. We remain focused on infrastructure investments that have strong state sponsorship, limited competition, and outstanding long-term demand prospects. We continue to favor several Virginia projects, including the Elizabeth River Crossing and I-95 Dynamic Toll Lanes. We also added to projects that rely on the state of Indiana to pay debt service once the roads or bridges reach commercial operation and are available to the public, such as I-69 and Ohio River Bridges. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We added to the portfolio’s considerable exposure to the health care sector, including not-for-profit hospitals and continuing care retirement communities (CCRCs). Returns in these two segments of the municipal market were quite strong over the 6- and 12-month periods. Financial performance for hospitals remained solid in spite of reimbursement concerns resulting from the Affordable Care Act and strained state budgets. In general, health care issuers have bolstered their balance sheets to offset potential margin compression from state and local payors, enhancing their creditworthiness. We participated in the refinancing of several existing CCRC bonds, including Sierra Winds (Arizona), White Marsh (Pennsylvania), and Harbor’s Edge (Virginia). These facilities managed their finances well through the market turbulence during the financial crisis and are now benefiting from a lower interest rate environment and improved market demand.

We maintained significant exposure to corporate-backed industrial development bonds (IDBs) throughout the period. We added prepaid gas bonds backed by Citigroup as the bank’s prospects for profitability have improved over the last few years. We also increased our exposure to National Gypsum, a drywall company that has benefited from increased building activity and limited competition. Our airline-backed debt fared well as the domestic economy improved and oil prices fell sharply.

We retained our underweight in GOs as a result of our concerns about the long-term liabilities many state and local borrowers face in both pension and health care obligations to retirees. In general, we believe market participants will demand greater yield premiums for poor fiscal actors in the coming years. However, the fund added state of California GOs during the 12-month period. Resilient economic growth, strong tax receipts, and sound fiscal management have driven notable credit improvement in the state, distinguishing it from many of its peers. We continued to avoid Puerto Rico-backed credits and believe that the odds of the territory restructuring its debt have increased in the past 12 months. The fund is still cautiously positioned in tobacco securitization bonds versus our peers in the Lipper average. We believe that tobacco consumption declines will continue to outpace the assumptions that underlie these securitized transactions, pressuring creditworthiness and returns. We are most comfortable with tobacco structures that are currently paying down principal and that can withstand shipment declines in excess of 4% per year.

Overall, while high yield municipal bond valuations may feel a bit stretched from a historical perspective, we believe the market still offers value to long-term investors. As always, we will continue to focus on the best long-term prospects in this arena, driven by our fundamental research-based investment process.

INTERMEDIATE TAX-FREE HIGH YIELD FUND
The Intermediate Tax-Free High Yield Fund commenced operations on July 24, 2014, and generated a return of 3.86% for the since-inception period compared with 5.57% for our Lipper peer group, starting on July 31, 2014. (The result for the Advisor Class, which has a different fee structure, is also shown in the Performance Comparison table.) The fund’s net asset value per share was $10.24 at the end of February, up from $10.08 six months earlier, and dividends per share contributed $0.14 to the fund’s total return since inception.

We have a strong bias toward revenue bonds and largely avoid GOs. In the last six months, we added significant exposure to health care sector bonds. Not-for-profit hospital debt offers outstanding yield premiums versus similarly rated municipal bonds in other sectors. Deeply rooted market worries regarding the effects of the Affordable Care Act and the potential for reimbursement cuts from states drive this valuation dynamic. We also like the return versus risk prospects for bonds issued by CCRCs. We believe that the demographics of an aging population and a solid—and potentially improving—U.S. real estate market will create strong demand for well-conceived and well-managed projects.

The fund has a significant allocation in corporate-backed IDBs. Following the global financial crisis, many corporate borrowers increased their focus on their core businesses, developing operating efficiencies and improving balance sheet strength. These measures bolstered the general creditworthiness of the corporations backing the industrial development debt. Also, we added exposure to prepaid gas bonds backed by Goldman Sachs and Macquarie during the 12-month reporting period. We continued to favor intermediate-maturity utility bonds issued by FirstEnergy Solutions as well as debt from North Carolina Eastern, a publicly owned utility. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The portfolio also holds notable positions in transportation revenue bonds issued for airports and toll roads. These large infrastructure projects often benefit from solid cash flow coverage, strong support from federal and state sponsors, and limited competition. We remain cautiously positioned in tobacco securitization bonds, favoring structures that have shorter maturities and that are currently paying down principal.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk.

In addition, while we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have some longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

History has shown that when negative headlines spark a broad muni sell-off, cheap valuations tend to be short-lived. Investors quickly return to take advantage of more attractive taxable-equivalent yields and the opportunity to purchase high-quality securities at a discount. We believe this resilience will endure, but it is critical to possess the fundamental research prowess to avoid the deteriorating credits at the center of any storm. Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund and Intermediate Tax-Free High Yield Fund

March 24, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEBs): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, Tax-Free High Yield Fund, and Intermediate Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE					
Beginning of period	$ 10.09	$ 10.62	$ 10.37	$ 9.50	$ 9.86
Investment activities					
Net investment income[(1)]	0.39	0.40	0.41	0.40	0.42
Net realized and unrealized gain / loss	0.38	(0.53)	0.24	0.87	(0.37)
Total from investment activities	0.77	(0.13)	0.65	1.27	0.05
Distributions					
Net investment income	(0.40)	(0.40)	(0.40)	(0.40)	(0.41)
Net realized gains	–[(2)]	–	–	–	–
Total Distributions	(0.40)	(0.40)	(0.40)	(0.40)	(0.41)
NET ASSET VALUE					
End of period	**$ 10.46**	**$ 10.09**	**$ 10.62**	**$ 10.37**	**$ 9.50**
Ratios/Supplemental Data					
Total return[(3)]	**7.71%**	**(1.16)%**	**6.44%**	**13.62%**	**0.49%**
Ratio of total expenses to average net assets	0.51%	0.52%	0.51%	0.52%[(4)]	0.52%
Ratio of net investment income to average net assets	3.82%	3.96%	3.89%	4.04%	4.22%
Portfolio turnover rate	8.4%	13.9%	10.2%	16.0%	15.1%
Net assets, end of period (in millions)	$ 1,840	$ 1,709	$ 1,919	$ 1,807	$ 1,629

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(4) The "ratio of expenses to average net assets" differs from that originally disclosed in the fund's annual report to shareholders for the period ended February 29, 2012; the ratio originally reported was 0.53%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Advisor Class

	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE					
Beginning of period	$ 10.10	$ 10.62	$ 10.38	$ 9.51	$ 9.87
Investment activities					
Net investment income[1]	0.36	0.36	0.37	0.36	0.38
Net realized and unrealized gain / loss	0.37	(0.52)	0.24	0.88	(0.36)
Total from investment activities	0.73	(0.16)	0.61	1.24	0.02
Distributions					
Net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)
Net realized gains	–[2]	–	–	–	–
Total Distributions	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)
NET ASSET VALUE					
End of period	**$ 10.47**	**$ 10.10**	**$ 10.62**	**$ 10.38**	**$ 9.51**

Ratios/Supplemental Data

Total return[3]	**7.34%**	**(1.41)%**	**5.96%**	**13.24%**	**0.18%**
Ratio of total expenses to average net assets	0.86%	0.86%	0.87%	0.84%[4]	0.82%
Ratio of net investment income to average net assets	3.47%	3.57%	3.53%	3.70%	3.89%
Portfolio turnover rate	8.4%	13.9%	10.2%	16.0%	15.1%
Net assets, end of period (in millions)	$ 813	$ 791	$ 1,253	$ 1,162	$ 1,312

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(4) The "ratio of expenses to average net assets" differs from that originally disclosed in the fund's annual report to shareholders for the period ended February 29, 2012; the ratio originally reported was 0.80%.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
MUNICIPAL SECURITIES 99.2%		
Alabama 0.2%		
Health Care Auth. for Baptist Health, 5.00%, 11/15/15	2,975	3,049
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36	3,340	3,399
		6,448
Arizona 1.9%		
Arizona HFA, Banner Health, 5.50%, 1/1/31	7,325	8,047
Arizona HFA, Banner Health, 5.50%, 1/1/38	2,565	2,800
Arizona HFA, Banner Health, 6.00%, 1/1/27	4,840	5,463
Arizona HFA, Banner Health, VR, 0.981%, 1/1/37	1,500	1,362
Arizona HFA, Phoenix Children's Hosp., 5.00%, 2/1/34	3,000	3,275
Maricopa County IDA, Catholic Healthcare West, Dignity Health 5.00%, 7/1/18	5,000	5,455
Phoenix Civic Improvement Corp., Sky Harbor Int'l Airport 5.00%, 7/1/40	10,995	12,103
Phoenix Civic Improvement Corp., Wastewater 5.00%, 7/1/23 (1)	9,835	10,759
		49,264
Arkansas 0.0%		
North Little Rock, 6.50%, 7/1/15 (1)(2)	905	925
		925
California 14.5%		
Bay Area Toll Auth., San Fransisco Area, 5.625%, 4/1/44 (Prerefunded 4/1/19) (3)	6,000	7,124
California, Economic Recovery, 5.00%, 7/1/22	6,000	6,366
California, Economic Recovery, Series A1, 5.25%, 7/1/21 (Prerefunded 7/1/19) (3)	2,005	2,373
California, Economic Recovery, Series A2, 5.25%, 7/1/21 (Prerefunded 7/1/19) (3)	3,495	4,136
California, GO, 5.00%, 9/1/31	7,000	8,048

California, GO, 5.00%, 8/1/32	15,000	17,582
California, GO, 5.00%, 9/1/32	12,400	14,132
California, GO, 5.00%, 10/1/39	5,900	6,829
California, GO, 5.00%, 11/1/43	4,700	5,382
California, GO, 5.25%, 9/1/25	10,000	11,988
California, GO, 5.25%, 3/1/30	2,300	2,667
California, GO, 5.50%, 3/1/40	10,000	11,734
California Tobacco Securitization Agency, Tobacco Industry Los Angeles, STEP, 5.25%, 6/1/21	3,425	3,455
California Dept. of Water Resources, Power Supply 5.00%, 5/1/21	10,000	11,917
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	9,000	10,173
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	5,000	5,971
California HFA, Lucile Packard Children's Hosp. 1.45%, 8/15/23 (Tender 3/15/17)	2,000	2,033
California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (3)	60	72
California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (3)	3,190	3,822
California HFA, Stanford Hosp. & Clinics, 5.00%, 8/15/42	7,000	7,836
California HFA, Sutter Health, 5.25%, 8/15/31	7,325	8,521
California Public Works Board, 5.00%, 6/1/26	5,000	5,926
California Public Works Board, 5.00%, 10/1/34	1,090	1,264
California Public Works Board, 5.00%, 10/1/39	10,000	11,477
California Public Works Board, Judicial Council, 5.00%, 3/1/38	5,000	5,639
California Statewide CDA, American Baptist Homes of the West 2.10%, 10/1/19	2,200	2,201
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	3,600	4,092
California Statewide CDA, Cottage Health, 5.00%, 11/1/40	8,650	9,637
California Statewide CDA, Cottage Health, 5.25%, 11/1/30	7,025	8,098

California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	6,500	6,588
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/42	7,000	7,817
California Statewide CDA, Kaiser Permanente, 5.25%, 3/1/45	13,000	13,494
California Statewide CDA, Kaiser Permanente VRDN, 0.01%, 4/1/38	1,300	1,300
California Statewide CDA, Southern California Edison 4.25%, 11/1/33 (Tender 11/1/16) (4)	5,000	5,301
Chula Vista Ind. Dev., San Diego Gas & Electric, PCR 5.875%, 2/15/34	2,000	2,370
Foothill/Eastern Transportation Corridor Agency Zero Coupon 1/1/17 (2)	18,000	17,812
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/18	6,500	7,340
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/35 (4)	11,000	11,132
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/45	1,500	1,517
Inland Valley Dev. Agency, Tax Allocation, 5.25%, 9/1/37	4,600	5,263
Los Angeles Airport, Int'l. Airport, 5.25%, 5/15/27	5,000	5,964
Los Angeles Dept. of Water & Power, Electric, 5.00%, 7/1/32 (5)	6,685	7,305
Los Angeles Harbor Dept., 5.25%, 8/1/34	5,750	6,614
Los Angeles Harbor Dept., 7.60%, 10/1/18 (2)	1,305	1,484
Riverside County Redev. Agency, Desert Community Project 6.00%, 10/1/37	3,550	4,143
Sacramento County Sanitation Dist. Fin. Auth. VR, 0.688%, 12/1/35 (4)	2,800	2,560
San Buenaventura, Community Memorial Health 8.00%, 12/1/31	3,700	4,759
San Diego County Regional Airport Auth., 5.00%, 7/1/40	10,900	12,179
San Diego Public Fac. Fin. Auth., Water Utility, 5.50%, 8/1/39	9,000	10,515
San Francisco City & County Airports Commission, Int'l. Airport 5.25%, 5/1/32	6,790	7,766
San Francisco City & County Airports Commission, Int'l. Airport 6.00%, 5/1/39	13,000	15,376

San Mateo, Bay Meadows Community Fac. Dist. #2008-1 Special Tax, 5.50%, 9/1/44	3,000	3,393
Southern California Public Power Auth., Los Angeles Dept. of Water & Power, Electric, 5.00%, 7/1/29	14,250	16,694
Torrance, Memorial Medical Center, 5.00%, 9/1/40	5,070	5,464
		384,645
Colorado 2.0%		
Colorado HFA, Adventist Health/Sunbelt, VR, 5.25%, 11/15/35	3,500	3,780
Colorado HFA, Catholic Health Initiatives, 5.25%, 1/1/45	19,850	22,374
Colorado Housing Fin. Auth., Single Family, 5.50%, 11/1/29	2,615	2,705
Denver Convention Center Hotel Auth., 5.25%, 12/1/20 (6)	8,370	8,907
Denver Urban Renewal Auth., Stapleton Senior Tax Increment 5.00%, 12/1/19	4,000	4,590
Univ. of Colorado, 5.375%, 6/1/38 (Prerefunded 6/1/19) (3)	8,000	9,434
		51,790
Connecticut 0.9%		
Connecticut HEFA, Stamford Hosp., 5.00%, 7/1/42	15,865	17,180
Mashantucket Western Pequot Tribe, 6.05%, 7/1/31	2,232	296
Mohegan Tribe Indians, 6.00%, 1/1/16	600	599
Mohegan Tribe Indians, 6.25%, 1/1/31	5,750	5,750
		23,825
Delaware 0.2%		
Delaware Economic Dev. Auth., Delmarva Power & Light, PCR 5.40%, 2/1/31	5,680	6,396
		6,396
District of Columbia 4.5%		
District of Columbia, 5.00%, 6/1/17 (Prerefunded 6/1/15) (3)(5)	7,125	7,215
District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (7)	2,750	2,781

District of Columbia, Friendship Public Charter School 5.25%, 6/1/33 (7)	1,845	1,847
District of Columbia, GO, 6.00%, 6/1/17 (1)	4,350	4,873
District of Columbia, Income Tax, GO, 5.50%, 12/1/30	12,000	14,142
District of Columbia, National Public Radio, 5.00%, 4/1/30	14,000	15,812
District of Columbia Water & Sewer Auth., Public Utility 6.00%, 10/1/35 (Prerefunded 10/1/18) (3)	2,600	3,068
Metropolitan Washington Airports Auth., 5.25%, 10/1/24	3,000	3,494
Metropolitan Washington Airports Auth., 5.25%, 10/1/25	6,000	6,988
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	19,250	21,846
Metropolitan Washington Airports Auth., Dulles Toll Road 5.00%, 10/1/53	2,365	2,515
Metropolitan Washington Airports Auth., Dulles Toll Road STEP, 0.00%, 10/1/44	9,350	9,898
Washington Convention & Sports Auth., 5.00%, 10/1/40	11,175	12,326
Washington Metropolitan Area Transit Auth., 5.125%, 7/1/32	2,500	2,874
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	3,000	3,462
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/27	6,000	6,924
		120,065
Florida 6.6%		
Alachua County HFA, East Ridge Retirement Village 6.25%, 11/15/44	4,500	4,994
Broward County, 5.25%, 10/1/36	8,110	9,377
Davie EFA, Nova Southeastern Univ., 6.00%, 4/1/42	6,300	7,344
Florida, Board of Ed., Lottery, 5.00%, 7/1/15	10,000	10,169
Florida, Board of Ed., Lottery, 5.00%, 7/1/26	5,000	5,522
Florida Municipal Power Agency, 5.00%, 10/1/28	5,400	6,030
Florida Municipal Power Agency, 5.00%, 10/1/31 (Tender 10/1/18)	5,250	5,821
Florida Municipal Power Agency, 6.25%, 10/1/31	7,100	8,431
Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/37	8,950	10,548

Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/30	2,880	3,311
Jacksonville, Transit, 5.00%, 10/1/29	3,500	4,078
Jacksonville, Transit, 5.00%, 10/1/30	11,555	13,403
Jacksonville, Transit, 5.00%, 10/1/31	4,450	5,145
Miami-Dade County, Aviation, 5.50%, 10/1/36	10,000	11,528
Miami-Dade County, Transit, Sales Tax, 5.00%, 7/1/37 (6)	16,425	18,541
Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38	220	231
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	1,915	2,012
North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43	1,440	1,614
North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43 (Prerefunded 10/1/18) (3)	3,560	4,160
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20	1,000	1,144
Orange County HFA, Nemours Foundation, 5.00%, 1/1/39	19,815	21,734
Orlando & Orange County Expressway Auth., 5.00%, 7/1/25 (8)	10,880	12,589
Seminole Tribe of Florida, 5.50%, 10/1/24 (9)	4,400	4,732
Sumter County IDA, Central Florida Health Alliance 5.25%, 7/1/44	1,500	1,651
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center 5.00%, 9/1/29	1,880	2,141
		176,250
Georgia 3.2%		
Atlanta, Airport, 5.00%, 1/1/32	2,500	2,877
Atlanta, Airport, 5.00%, 1/1/33	1,600	1,838
Atlanta, Airport, 5.00%, 1/1/34	3,000	3,425
Atlanta Water & Sewer, Wastewater, 6.25%, 11/1/34 (Prerefunded 11/1/19) (3)	7,000	8,413
Cobb County, Kennestone Hosp. Auth., WellStar Health 5.25%, 4/1/41	3,000	3,384
Fulton County, Water & Sewer, 5.00%, 1/1/27	7,000	8,069
Fulton County Dev. Auth., Woodruff Arts Center 5.25%, 3/15/24	8,000	9,010

Hall County & Gainesville Hosp. Auth. Northeast Georgia Health, 5.375%, 2/15/40	15,880	17,670
Hall County & Gainesville Hosp. Auth. Northeast Georgia Health, 5.50%, 8/15/54	6,600	7,691
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	1,900	2,134
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/25	6,000	7,275
Municipal Electric Auth., 5.50%, 1/1/20	15	16
Municipal Electric Auth., 5.70%, 1/1/19 (4)	3,655	4,000
Municipal Electric Auth., 7.25%, 1/1/24 (5)	6,500	8,961
		84,763
Idaho 0.7%		
Idaho HFA, Saint Lukes Health, 5.00%, 3/1/34	2,100	2,368
Idaho HFA, Saint Lukes Health, 5.00%, 3/1/44	14,290	15,946
		18,314
Illinois 9.0%		
Chicago, GO, 5.50%, 1/1/18 (5)	3,880	4,140
Chicago, Water, 5.00%, 11/1/39	2,000	2,234
Chicago, Water, 5.00%, 11/1/44	2,500	2,784
Chicago Board of Ed., Capital Appreciation, GO Zero Coupon, 12/1/19 (4)	6,200	5,519
Chicago Midway Airport, 5.00%, 1/1/35	7,960	8,913
Chicago Midway Airport, 5.00%, 1/1/36	3,070	3,437
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20	10,600	11,028
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/29	11,735	13,256
Chicago O'Hare Int'l. Airport, 5.50%, 1/1/31	5,490	6,330
Chicago O'Hare Int'l. Airport, 6.50%, 1/1/41	7,250	8,844
Cook County, GO, 5.00%, 11/15/25	9,485	10,924
Cook County, GO, 5.00%, 11/15/26	4,935	5,646

Cook County, GO, 5.00%, 11/15/29	1,065	1,197
Illinois, GO, 5.50%, 7/1/38	12,250	13,616
Illinois, Unemployment Insurance Fund, 5.00%, 12/15/18	4,500	4,778
Illinois Fin. Auth., Advocate Health Care Network 6.50%, 11/1/38 (Prerefunded 11/1/18) (3)	2,500	2,993
Illinois Fin. Auth., Edward-Elmhurst Healthcare 5.50%, 2/1/40 (5)	1,850	2,018
Illinois Fin. Auth., Franciscan Communities, 5.125%, 5/15/43	5,935	6,093
Illinois Fin. Auth., Lutheran Senior Services Obligated Group Hillside Village 5.25%, 2/1/37	4,900	5,047
Illinois Fin. Auth., Northwestern Memorial Hosp. VRDN, 0.02%, 8/15/38	1,400	1,400
Illinois Fin. Auth., Palos Community Hosp., 5.00%, 5/15/32 (1)	11,360	12,039
Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39 (Prerefunded 5/1/19) (3)	5,000	6,093
Illinois Regional Transportation Auth., 5.75%, 6/1/34 (8)	5,250	6,903
Illinois Regional Transportation Auth., 6.00%, 7/1/33 (4)	15,000	20,290
Illinois Regional Transportation Auth., 6.70%, 11/1/21 (4)	3,825	4,511
Illinois Regional Transportation Auth., 7.75%, 6/1/19 (4)	5,350	6,134
Illinois Toll Highway Auth., 5.00%, 1/1/27	10,000	11,373
Illinois Toll Highway Auth., 5.00%, 1/1/31	5,000	5,632
Illinois Toll Highway Auth., 5.50%, 1/1/33	5,000	5,527
Metropolitan Pier & Exposition Auth., McCormick Place 5.00%, 12/15/28	5,000	5,680
Metropolitan Pier & Exposition Auth., McCormick Place 5.50%, 6/15/50	20,000	22,020
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 6/15/37 (1)	11,870	4,296
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 6/15/18 (2)(4)	4,115	3,965
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 12/15/41	10,000	2,894
		237,554

Indiana 1.0%		
Indiana Fin Auth., Fransciscan Alliance Sisters of Saint Francis Health, 5.00%, 11/1/29	5,000	5,579
Indiana Fin. Auth., Ohio Valley Electric, IDRB, 5.00%, 6/1/39	3,000	3,209
Jasper County Economic Dev. Auth. Northern Indiana Public Service, 5.70%, 7/1/17 (5)	5,000	5,431
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (9)	5,000	5,232
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31	5,000	6,076
		25,527
Iowa 0.5%		
Altoona, Urban Renewal Tax, 6.00%, 6/1/39	2,000	2,195
Iowa Fin. Auth., Iowa Fertilizer, 5.25%, 12/1/25	3,750	4,093
Iowa Fin. Auth., Iowa Fertilizer, 5.50%, 12/1/22	1,400	1,480
Iowa Fin. Auth., UnityPoint Health, VRDN, 0.02%, 2/15/35	5,600	5,600
		13,368
Kansas 0.3%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.75%, 11/15/38	6,500	7,582
		7,582
Kentucky 1.4%		
Kentucky Economic Dev. Fin. Auth, Masonic Homes of Kentucky 5.375%, 11/15/32	2,000	2,085
Kentucky Economic Dev. Fin. Auth., Catholic Health Initiatives VRDN, 0.06%, 5/1/34	5,700	5,700
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40	10,000	11,554
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.50%, 3/1/45	2,500	2,899
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, 5.00%, 7/1/17	3,600	3,931

Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, 5.75%, 7/1/49	2,100	2,410
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, 6.00%, 7/1/53	8,300	9,607
		38,186
Louisiana 0.6%		
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.00%, 4/1/26	2,000	2,233
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.375%, 4/1/31	1,250	1,411
Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	3,500	3,810
Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	7,800	8,229
		15,683
Maryland 6.0%		
Baltimore, Convention Center Hilton, 5.875%, 9/1/39	1,500	1,557
Baltimore, Wastewater, 5.00%, 7/1/39	3,030	3,487
Baltimore, Wastewater, 5.00%, 7/1/44	4,810	5,514
Baltimore, Water, 5.00%, 7/1/28	1,000	1,186
Baltimore, Water, 5.00%, 7/1/29	3,035	3,581
Baltimore, Water, 5.00%, 7/1/31	4,515	5,284
Baltimore, Water, 5.00%, 7/1/34	3,635	4,220
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/26	4,750	4,903
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	8,000	8,202
Gaithersburg, Asbury Maryland Obligated Group 5.65%, 1/1/19	1,755	1,978
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/23	1,380	1,564
Maryland CDA, Residential, 3.95%, 9/1/17	2,715	2,874

Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	3,000	3,247
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	6,500	7,718
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	2,500	2,910
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39 (Prerefunded 7/1/19) (3)	4,350	5,384
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	3,000	3,395
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	2,000	2,257
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,235	4,463
Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.30%, 1/1/37	3,285	3,373
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	7,675	6,470
Maryland HHEFA, MedStar Health, 5.00%, 8/15/32	14,380	16,521
Maryland HHEFA, MedStar Health, 5.00%, 8/15/38	1,255	1,409
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	9,500	10,056
Maryland HHEFA, Washington County Hosp. Meritus Medical Center, 5.75%, 1/1/33	2,625	2,851
Maryland HHEFA, Washington County Hosp. Meritus Medical Center, 5.75%, 1/1/38	2,350	2,548
Maryland HHEFA, Washington County Hosp. Meritus Medical Center, 6.00%, 1/1/43	5,500	5,984
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/43	8,065	8,872
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (4)	1,280	1,553
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/34	10,335	11,704
Washington Suburban Sanitation District, GO, 4.00%, 6/1/38	6,910	7,299
Westminster, Carroll Lutheran Village, 5.125%, 7/1/34	3,000	3,181
Westminster, Carroll Lutheran Village, 5.50%, 7/1/44	3,000	3,224
		158,769
Massachusetts 1.8%		
Massachusetts Bay Transportation Auth., 7.00%, 3/1/21 (2)	1,695	1,802
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/21	2,510	3,082

Massachusetts DOT, Highway, 5.00%, 1/1/32	10,185	11,453
Massachusetts EFA, 6.00%, 1/1/28	1,190	1,268
Massachusetts HEFA, Harvard Univ., 5.50%, 11/15/36	2,500	2,899
Massachusetts HEFA, Harvard Univ., 6.25%, 4/1/20	5,000	6,241
Massachusetts HEFA, Massachusetts Institute of Technology 5.50%, 7/1/32	10,000	13,689
Massachusetts Water Pollution Abatement Trust Water Resources Auth. 6.00%, 8/1/19	5,000	6,042
		46,476
Michigan 0.1%		
Michigan Fin. Auth., Detroit Sewage Disposal, 5.00%, 7/1/33	2,000	2,174
		2,174
Mississippi 0.2%		
Jackson County, Chevron Corp., VRDN, 0.01%, 6/1/23	1,400	1,400
Warren County Gulf Opportunity Zone, Int'l. Paper, PCR 6.50%, 9/1/32	4,000	4,607
		6,007
Missouri 2.0%		
Cape Girardeau County IDA, Saint Francis Medical Center 5.75%, 6/1/39	2,150	2,455
Kansas City IDA, Downtown Redev., 5.00%, 9/1/31	4,480	4,962
Kansas City IDA, Downtown Redev., 5.50%, 9/1/25	5,000	5,922
Kansas City IDA, Downtown Redev., 5.50%, 9/1/26	7,000	8,241
Missouri HEFA, Washington Univ., 5.375%, 3/15/39	5,000	5,573
Missouri HEFA, Washington Univ., VRDN, 0.01%, 9/1/30	1,500	1,500
Missouri HEFA, Washington Univ., VRDN, 0.02%, 3/1/40	4,100	4,100
Missouri Municipal Electric Utility Commission, 5.00%, 1/1/34	10,985	12,484
Missouri Joint Municipal Electric Utility Commission, Plum Point 5.00%, 1/1/23 (Prerefunded 1/1/16) (1)(3)	6,355	6,611

51,848
Nebraska 0.1%		
Omaha Public Power Dist., 6.20%, 2/1/17 (2)	1,240	1,335
		1,335
Nevada 1.2%		
Clark County Airport, Las Vegas McCarran Int'l Airport 5.00%, 7/1/25 (8)	1,800	2,056
Clark County Airport, Las Vegas McCarran Int'l Airport 5.125%, 7/1/36	10,000	10,914
Clark County Airport, Las Vegas McCarran Int'l Airport 5.75%, 7/1/42	11,500	13,545
Clark County School Dist., GO, 5.00%, 6/15/25 (4)	5,000	5,599
		32,114
New Jersey 5.8%		
Garden State Preservation Trust, Farmland, 5.00%, 11/1/17 (8)	3,000	3,337
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (8)	13,900	17,646
Middlesex County, Civic Square IV, COP, 5.00%, 10/15/31	4,600	5,605
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/21	1,000	1,141
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/22	7,000	7,994
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/23	2,000	2,284
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	1,000	1,102
New Jersey Economic Dev. Auth., Provident Group-Montclair (Student Housing), 5.75%, 6/1/31	4,750	5,376
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/25	8,000	8,977
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	2,000	2,062
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (3)	9,000	11,386
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	1,250	1,300

New Jersey Transportation Trust Fund Auth., 5.50%, 12/15/21	7,565	8,846
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	9,000	10,366
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	10,100	11,767
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (3)(10)	5,400	6,421
New Jersey Turnpike Auth., 5.00%, 1/1/30	4,000	4,560
New Jersey Turnpike Auth., 5.00%, 1/1/34	5,300	6,056
New Jersey Turnpike Auth., 5.00%, 1/1/35	12,350	13,688
New Jersey Turnpike Auth., 5.00%, 1/1/43	6,000	6,656
New Jersey Turnpike Auth., 5.25%, 1/1/40	11,000	12,269
Rutgers Univ., 5.00%, 5/1/25	5,000	6,016
		154,855
New Mexico 0.4%		
Jicarilla Apache Nation, 5.50%, 9/1/23 (9)	3,990	3,990
New Mexico Ed. Assistance Foundation, 4.00%, 9/1/19	3,000	3,352
Sandoval County, Intel, 5.00%, 6/1/20 (Prerefunded 6/1/15) (3)	3,775	3,822
		11,164
New York 10.0%		
Albany City IDA, Saint Peter's, 5.25%, 11/15/32 (Prerefunded 11/15/17) (3)	2,000	2,247
Dormitory Auth. of the State of New York, City Univ. 5.75%, 7/1/18 (5)	4,050	4,414
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/21	150	177
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/22	6,000	6,994
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/26	4,165	4,741
Dormitory Auth. of the State of New York Mount Sinai School of Medicine, 5.125%, 7/1/39	4,855	5,448

Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 2/15/30	4,850	5,687
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31 (Prerefunded 9/15/16) (3)	10	11
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/32	3,750	4,303
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/41	7,000	7,870
Dormitory Auth. of the State of New York, Saint John's Univ. 5.00%, 7/1/44	4,800	5,394
Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/15 (5)	1,275	1,289
Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/19	2,570	2,800
Hudson Yards Infrastructure, 5.25%, 2/15/47	2,415	2,688
Hudson Yards Infrastructure, 5.75%, 2/15/47	8,975	10,438
Long Island Power Auth., 5.25%, 12/1/20 (Prerefunded 6/1/16) (1)(3)	5,000	5,312
Long Island Power Auth., 6.00%, 5/1/33	10,000	11,734
Long Island Power Auth., 6.25%, 4/1/33	13,000	15,241
Metropolitan Transportation Auth., 5.00%, 11/15/30	5,560	6,415
Metropolitan Transportation Auth., 5.25%, 11/15/26 (8)	15,000	18,893
Metropolitan Transportation Auth., 6.25%, 11/15/23	5,710	6,794
Metropolitan Transportation Auth., 6.50%, 11/15/28	8,950	10,716
New York City, GO, 5.00%, 8/1/31	5,000	5,852
New York City, GO, 5.00%, 8/1/32	7,500	8,744
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	1,300	1,495
New York Liberty Dev. Corp., One Bryant Park, 5.625%, 1/15/46	11,500	13,104
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	8,400	9,637
New York Liberty Dev. Corp., World Trade Center 5.75%, 11/15/51	26,500	31,011
New York State Thruway Auth., 5.00%, 5/1/19	15,500	17,779
New York State Urban Dev. Corp., Personal Income Tax 5.00%, 3/15/27	10,000	10,822

Ohio Water Dev. Auth., FirstEnergy Solutions, PCR 5.875%, 6/1/33 (Tender 6/1/16)	8,640	9,159
		23,734
Oklahoma 0.2%		
Tulsa County IDA, Montereau, Senior Living Community 7.125%, 11/1/30	3,000	3,353
Tulsa County IDA, Montereau, Senior Living Community 7.25%, 11/1/40	2,500	2,776
		6,129
Oregon 0.4%		
Deschutes County Hosp. Fac. Auth., Saint Charles Health Cascade Healthcare Community, 8.25%, 1/1/38	5,000	6,029
Oregon Health & Sciences Univ., 5.75%, 7/1/39	3,750	4,372
		10,401
Pennsylvania 2.5%		
Beaver County IDA, FirstEnergy Solutions, PCR, 2.20%, 1/1/35 (Tender 7/1/16)	6,000	6,071
Cumberland County Municipal Auth., Asbury Obligation Group 5.25%, 1/1/27	1,275	1,360
Delaware River Port Auth. of Pennsylvania & New Jersey 5.00%, 1/1/40	5,400	6,026
Lancaster County Hosp. Auth., Brethren Village, 6.50%, 7/1/40	3,000	3,140
Montgomery County IDA, FHA Insured Mortgage, 5.25%, 8/1/33	6,475	7,452
Northampton County General Purpose Auth., Saint Luke's Univ. Health Network, 5.50%, 8/15/40	5,565	6,206
Pennsylvania Turnpike Commission, 5.625%, 6/1/30	8,000	8,937
Philadelphia, Airport, 5.00%, 6/15/35	16,000	17,759
Philadelphia School District, GO, VRDN, 0.01%, 9/1/30	10,530	10,530
		67,481

Rhode Island 0.1%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35 (11)(12)	4,915	1,229
		1,229
South Carolina 0.6%		
Connector 2000 Assoc., Zero Coupon, 1/1/16 (12)	161	135
Connector 2000 Assoc., Zero Coupon, 1/1/17 (12)	218	166
Connector 2000 Assoc., Zero Coupon, 1/1/18 (12)	241	164
Connector 2000 Assoc., Zero Coupon, 1/1/19 (12)	262	168
Connector 2000 Assoc., Zero Coupon, 1/1/20 (12)	285	160
Connector 2000 Assoc., Zero Coupon, 1/1/21 (12)	338	169
Connector 2000 Assoc., Zero Coupon, 1/1/22 (12)	358	161
Connector 2000 Assoc., Zero Coupon, 1/1/42 (12)	11,189	1,183
Connector 2000 Assoc., Series A1, Zero Coupon, 1/1/32 (12)	6,663	1,697
Connector 2000 Assoc., Series A1, Zero Coupon, 7/22/51 (12)	14,869	274
Connector 2000 Assoc., Series B1, Zero Coupon, 1/1/32 (12)	2,799	101
Connector 2000 Assoc., Series B1, Zero Coupon, 7/22/51 (12)	10,109	50
Connector 2000 Assoc., Series C1, Zero Coupon, 7/22/51 (12)	1,982	4
South Carolina Public Service Auth., 5.50%, 1/1/38	10,595	12,057
		16,489
South Dakota 1.1%		
South Dakota HEFA, Avera Health, 5.00%, 7/1/42	11,505	12,790
South Dakota HEFA, Sanford Health, 5.00%, 11/1/37	1,770	1,980
South Dakota HEFA, Sanford Health, 5.00%, 11/1/42	13,065	14,502
		29,272
Tennessee 1.2%		
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	5,000	5,033
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18	15,000	16,977

Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24	8,100	9,584
		31,594
Texas 8.8%		
Central Texas Regional Mobility Auth., 5.00%, 1/1/33	2,000	2,184
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	12,780	13,929
Central Texas Regional Mobility Auth., 5.00%, 1/1/43	2,700	2,945
Dallas/Fort Worth Regional Airport, Int'l Airport 5.00%, 11/1/28	7,000	8,092
Dallas/Fort Worth Regional Airport, Int'l Airport 5.00%, 11/1/45	10,000	11,138
Dallas/Fort Worth Regional Airport, Int'l Airport 5.25%, 11/1/25	4,800	5,761
Fort Bend County IDC, NRG Energy, PCR, 4.75%, 5/1/38	3,000	3,147
Guadalupe-Blanco River Auth., AEP Texas Central, IDRB 5.625%, 10/1/17	5,000	5,542
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes 7.00%, 1/1/43	3,000	3,512
Harris County Cultural Ed. Fac., Houston Methodist Hosp. VRDN, 0.02%, 12/1/24	3,150	3,150
Harris County Cultural Ed. Fac., Houston Methodist Hosp. VRDN, 0.02%, 12/1/27	1,350	1,350
Houston, Airport, 5.00%, 7/1/22	5,400	6,040
Houston, Airport, 5.00%, 7/1/22 (4)	2,985	3,274
Lower Colorado River Auth., 5.625%, 5/15/39 (5)	13,560	15,196
Lower Colorado River Auth., 5.625%, 5/15/39 (Prerefunded 5/15/19) (3)	50	59
Lower Colorado River Auth., 5.75%, 5/15/37	1,090	1,102
Lower Colorado River Auth., 5.75%, 5/15/37 (Prerefunded 5/15/15) (3)	160	162
Lower Colorado River Auth., LCRA Transmission Services 5.00%, 5/15/30	3,885	4,362
Lower Colorado River Auth., LCRA Transmission Services 5.00%, 5/15/31	3,100	3,473

Lower Colorado River Auth., Series 1, 5.75%, 5/15/37 (Prerefunded 5/15/15) (3)	280	283
Lower Colorado River Auth., Series 2, 5.75%, 5/15/37 (Prerefunded 5/15/15) (3)	12,595	12,748
Lower Colorado River Auth., Series 2012, 5.625%, 5/15/39 (Prerefunded 5/15/19) (3)	590	698
Lower Colorado River Auth., Series 2012-1, 5.625%, 5/15/39 (Prerefunded 5/15/19) (3)	35	41
Lower Colorado River Auth., Series 2014, 5.625%, 5/15/39 (Prerefunded 5/15/19) (3)	15	18
Matagorda County Navigation Dist. #1, Central Power & Light PCR, 6.30%, 11/1/29	2,500	2,880
Mission Texas Economic Dev. Corp., 0.30%, 1/1/20 (Tender 4/1/15)	7,500	7,500
North Texas Municipal Water Dist., 5.00%, 9/1/31 (1)	7,445	7,921
North Texas Municipal Water Dist., 5.00%, 9/1/31 (Prerefunded 9/1/16) (1)(3)	2,555	2,731
North Texas Tollway Auth., 5.50%, 9/1/41	9,000	10,819
North Texas Tollway Auth., 5.75%, 1/1/40	4,000	4,449
North Texas Tollway Auth., 6.00%, 1/1/38	12,000	14,170
North Texas Tollway Auth., 6.125%, 1/1/31 (Prerefunded 1/1/16) (3)	5,000	5,243
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Obligated Group, 6.15%, 11/15/49 (12)(13)	1,333	800
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Obligated Group, 6.25%, 5/9/53 (12)(13)	226	136
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Obligated Group, Series A, 6.05%, 11/15/46 (12)(13)	2,565	1,539
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Obligated Group, Series D, 6.05%, 11/15/46 (12)(13)	445	267
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Healthcare, 5.25%, 8/15/28	5,000	5,505
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Healthcare, 5.50%, 8/15/31	16,720	18,742
Tarrant County Cultural Ed. Fac. Fin. Corp. Texas Health Resources, 5.00%, 2/15/24	5,865	6,314

Texas City IDC, NRG Energy, IDRB, 4.125%, 12/1/45	1,650	1,623
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch 5.25%, 12/15/25	1,000	1,194
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch 6.25%, 12/15/26	6,140	7,646
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/29	8,200	9,127
Texas Transportation Commission, Central Texas Turnpike 5.00%, 8/15/37	12,750	14,096
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	1,000	1,176
Travis County Health Fac. Dev. Corp., Westminster Manor 7.125%, 11/1/40	2,000	2,333
		234,417
Utah 1.0%		
Utah Transit Auth., Sales Tax, 5.00%, 6/15/42	10,000	11,122
Utah Transit Auth., Sales Tax, 5.25%, 6/15/38 (Prerefunded 6/15/18) (3)	14,375	16,417
		27,539
Virgin Islands 0.2%		
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	5,000	5,727
		5,727
Virginia 2.2%		
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/36	9,000	10,095
Fairfax County IDA, Inova Health, 5.00%, 5/15/40	5,000	5,620
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	7,500	8,563
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37 (Prerefunded 10/1/17) (3)	155	173
Henrico County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/30	2,500	2,826

James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 2.00%, 10/1/48 (12)(14)	803	32
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 6.00%, 6/1/43	2,483	2,440
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	14,000	15,085
Univ. of Virginia, 5.00%, 6/1/40	2,545	2,837
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	2,000	2,357
Winchester IDA, Valley Health, 5.625%, 1/1/44	7,480	8,337
		58,365
Washington 2.0%		
Chelan County Public Utility Dist. #1, Rock Island Hydro Zero Coupon, 6/1/18 (1)	10,100	9,619
King County Public Hosp. Dist. #1, Valley Medical Center 5.75%, 9/1/20 (2)(5)	10,950	12,313
King County Sewer, 5.75%, 1/1/43 (Prerefunded 1/1/18) (3)	10,000	11,383
Washington, GO, 5.00%, 6/1/29	7,000	8,154
Washington, GO, 5.70%, 10/1/15	3,155	3,260
Washington Health Care Fac. Auth., Highline Medical Center 6.25%, 8/1/36 (Prerefunded 8/1/18) (3)	7,975	9,385
		54,114
West Virginia 0.6%		
Pleasants County, Allegheny Energy Supply, 5.25%, 10/15/37	7,400	7,721
West Virginia Building Commission, Regional Jail, Court Fees 5.375%, 7/1/18 (5)	1,790	1,968
West Virginia Economic Dev. Auth., State Lottery Fund 5.00%, 6/15/35	5,500	6,289
		15,978
Total Municipal Securities (Cost $2,390,479)		2,631,338

COMMON STOCKS 0.0%

United Continental (12)	—	5
Total Common Stocks (Cost $—)		5
Total Investments in Securities		
99.2% of Net Assets (Cost $2,390,479)		**$ 2,631,343**

‡ Par/shares are denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Escrowed to maturity
(3) Prerefunded date is used in determining portfolio maturity.
(4) Insured by Financial Guaranty Insurance Company
(5) Insured by AMBAC Assurance Corp.
(6) Insured by Syncora Guarantee
(7) Insured by ACA Financial Guaranty Corp.
(8) Insured by Assured Guaranty Municipal Corp.
(9) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $18,134 and represents 0.7% of net assets.
(10) Insured by Assured Guaranty U.S. Holdings
(11) In default with respect to payment of interest.
(12) Non-income producing
(13) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(14) Distressed security. Currently making payment in kind
CDA Community Development Administration/Authority
CDFI Community Development Financial Institution
COP Certificate of Participation
DOT Department of Transportation
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDC Industrial Development Corp.
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 2/28/15
Investment Income (Loss)		
Interest income		$ 111,678
Expenses		
Investment management		11,410
Shareholder servicing		
Investor Class	$ 937	
Advisor Class	1,197	2,134
Rule 12b-1 fees		
Advisor Class		2,010
Prospectus and shareholder reports		
Investor Class	61	
Advisor Class	26	87
Custody and accounting		208
Registration		75
Legal and audit		25
Directors		12
Miscellaneous		17
Total expenses		15,978
Net investment income		95,700
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		1,076
Futures		(463)
Net realized gain		613
Change in net unrealized gain / loss		
Securities		93,080
Futures		8
Other assets and liabilities denominated in foreign currencies		(31)
Change in net unrealized gain / loss		93,057
Net realized and unrealized gain / loss		93,670
INCREASE IN NET ASSETS FROM OPERATIONS		$ 189,370

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/28/15	2/28/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 95,700	$ 106,149
Net realized gain (loss)	613	(27,094)
Change in net unrealized gain / loss	93,057	(155,494)
Increase (decrease) in net assets from operations	189,370	(76,439)
Distributions to shareholders		
Net investment income		
Investor Class	(68,074)	(69,028)
Advisor Class	(28,046)	(36,343)
Net realized gain		
Investor Class	(243)	–
Advisor Class	(107)	–
Decrease in net assets from distributions	(96,470)	(105,371)
Capital share transactions*		
Shares sold		
Investor Class	183,334	188,424
Advisor Class	102,607	415,149
Distributions reinvested		
Investor Class	51,342	52,045
Advisor Class	27,937	36,385
Shares redeemed		
Investor Class	(167,304)	(352,229)
Advisor Class	(137,313)	(829,379)
Increase (decrease) in net assets from capital share transactions	60,603	(489,605)
Net Assets		
Increase (decrease) during period	153,503	(671,415)
Beginning of period	2,500,161	3,171,576
End of period	**$ 2,653,664**	**$ 2,500,161**
Undistributed net investment income	2,469	3,207

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Free Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Income Fund original share class, referred to in this report as the Investor Class, offered since October 26, 1976, and the Tax-Free Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2015:

There were no material transfers between Levels 1 and 2 during the year ended February 28, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 28, 2015, the fund held interest rate futures with cumulative unrealized loss of $38,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended February 28, 2015, the fund recognized $463,000 of realized loss on Futures and a $8,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of February 28, 2015, cash of $101,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $279,994,000 and $212,357,000, respectively, for the year ended February 28, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of market discount at time of sale and the differences between book/tax amortization policies. For the year ended February 28, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2015 and February 28, 2014, were characterized for tax purposes as follows:

At February 28, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended February 28, 2015, the fund utilized $343,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of February 28, 2015, expire as follows: $1,288,000 in fiscal 2016, $9,481,000 in fiscal 2017; $28,735,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2015, expenses incurred pursuant to these service agreements were $145,000 for Price Associates and $442,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
Tax-Free Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Income Fund, Inc. (the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 2/28/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

$350,000 from short-term capital gains,

$95,838,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]
Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1983	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)
Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]
Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[165]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company
Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)
Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Dean, Woodrow Wilson School (2012 to present); Professor and
(1956)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)
Cecilia E. Rouse, Ph.D.	Owner/President, Centaur Capital Partners, Inc., a real estate
(1963)	investment company (1991 to present); Cofounder and Partner,
2013	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)
John G. Schreiber	President and Chief Executive Officer, The Nature Conservancy
(1946)	(2008 to present)
1992
[165]
Mark R. Tercek	Dean, Woodrow Wilson School (2012 to present); Professor and
(1957)	Researcher, Princeton University (1992 to present); Director, MDRC,
2009	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)
*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds
Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]
*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Tax-Free Income Fund	Principal Occupation(s)
R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.
M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012); Analyst, Moody’s Investor Service
(to 2010)
John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.
Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company
Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.
Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.
Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore
John W. Ratzesberger (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)
Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.
Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President
Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,042,000 and $1,862,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 17, 2015